TAXATION	9 Months Ended
Sep. 30, 2018
Income Tax Disclosure [Abstract]
TAXATION
TAXATION

As of September 30, 2018, a net deferred tax liability of $6.6 million ($5.3 million at December 31, 2017) was recognized, due to the deferred tax liability arising from tax depreciation being in excess of the accounting depreciation for the Golar Eskimo exceeding the deferred tax asset relating to net operating loss carryforwards generated from our Jordan operations.

Tax charge

The tax charge for the three and nine months ended September 30, 2018 included current tax charges in respect of our operations in the United Kingdom, Brazil, Kuwait, Indonesia and Barbados. The Partnership does not currently incur any corporate income tax in respect of operations in Jordan given the availability of brought forward tax losses which can be utilized against taxable profits.

The total tax charge for the three and nine months ended September 30, 2018 includes a net deferred tax charge of $0.5 million and $1.3 million, respectively, in relation to the utilization of brought forward tax losses and tax depreciation in excess of accounting depreciation in Jordan.

Uncertain tax positions

As of September 30, 2018, we recognized a provision of $4.0 million ($3.1 million at December 31, 2017) for certain risks in various jurisdictions.